UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 20, 2012

THE JONES GROUP INC.

(Exact Name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway

New York, New York 10018

(Address of principal executive offices)

(212) 642-3860

(Registrant’s telephone number, including area code)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

Refer to Item 7.01 below.

Item 7.01 – Regulation FD Disclosure.

On September 20, 2012, the Company intends to disclose the following information:

($ in millions)	2Q12 LTM	2011	2010	2009	2008	2007
Total Company GAAP Revenues	$3,728	$3,785	$3,643	$3,327	$3,616	$3,849
Adjustments	2	2	0	3	11	33
Total Company Adjusted Revenues	$3,729	$3,787	$3,643	$3,331	$3,628	$3,881

Reported EBIT (Operating Income)	$96	$141	$145	($12)	($731)	($27)
Goodwill Impairment				121	813	78
Trademark Impairment	32	32	38	29	25	88
Other Restructuring	51	33	68	65	44	94

Adjusted EBIT	$178	$205	$251	$202	$151	$233
Depreciation & amortization included in EBIT (see below)	98	94	89	85	92	81

Adjusted EBITDA	$276	$299	$340	$286	$243	$313
% Margin	7.4%	7.9%	9.3%	8.6%	6.7%	8.1%

Depreciation & Amortization from Cash Flow:
Amortization Expense on Stock Options & Restricted	$19	$17	$22	$13	$12	$14
Depreciation and other amortization	94	88	92	79	81	77
Depreciation included in restructuring	(22)	(18)	(27)	(23)	(1)	(11)
Impairment losses on PP&E & Other Assets	10	11	12	24	1	2

Subtotal	$101	$98	$99	$93	$93	$81
Less: Amortization included in interest expense	(3)	(4)	(10)	(8)	(1)	(1)

Depreciation & Amortization included in EBIT	$98	$94	$89	$85	$92	$81

Note: Totals may not sum due to rounding.

This information contains certain non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles.

These non-GAAP measures are provided to enhance the user’s overall understanding of the Company’s current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant)

By:	/s/ Ira M. Dansky
Ira M. Dansky
Executive Vice President,
General Counsel and Secretary

Date: September 20, 2012